EXHIBIT 99.1
To Form 8-K dated October 21, 2010

NEWS RELEASE

SEACOAST BANKING CORPORATION OF FLORIDA

Dennis S. Hudson, III
Chairman and Chief Executive Officer
Seacoast Banking Corporation of Florida
(772) 288-6085

William R. Hahl
Executive Vice President/
Chief Financial Officer
(772) 221-2825

SEACOAST REPORTS IMPROVEMENTS FOR
THE THIRD QUARTER

- “Switch to Seacoast” campaign accelerates new household and revenue growth

- Revenue increases 8.5 percent annualized
- Strong growth in fee income and margin expansion to 3.35 percent

- Credit quality improvements continue in the quarter

- Nonperforming loans decline by 23.5 percent
- Eliminated exposure to large residential construction and development loans

STUART, FL., October 21, 2010 – Seacoast Banking Corporation of Florida (NASDAQ-NMS: SBCF), today reported a significantly improved net loss for the third quarter of 2010 totaling $7,638,000, compared to $40,777,000 for the third quarter a year ago. In addition, the net loss was lower for the first nine months of 2010, totaling $22,998,000, compared to $108,537,000 for 2009. For the first nine months of 2009, the net loss was impacted by a $49.8 million goodwill impairment, as well as, much higher provisioning for loan losses. The net loss that is available to Common shareholders for the third quarter and year to date 2010 totaled $8,575,000, or $0.09 diluted earnings per share (DEPS) and $25,809,000, or $0.36 DEPS, respectively, compared to a loss of $1.21 DEPS and $4.58 DEPS a year ago for the same periods, respectively.

Revenues increased on a linked quarter basis as a result of the Company’s retail and small business deposit growth initiatives, improvements in loan production and significantly reduced levels of new problem loans. Annualized revenue on a linked quarter basis grew by 8.5 percent as a result of improved margins and significant growth in noninterest income, while expenses net of credit related costs continued to decline.

Nonperforming loans declined by 23.5 percent during the quarter and totaled 5.50 percent of loans outstanding. Nonperforming loans have consistently declined for the past four quarters and have been reduced to $69.5 million, a level last achieved in the first quarter of 2008, compared with a peak level of $154.0 million or 10.23 percent of loans one year ago. The improvement is the result of aggressive liquidation activities and a slowing of new problem loans. Total loans (including nonperforming loans) delinquent 30 days or more fell to 4.66 percent of loans, the lowest level since the second quarter of 2008. Early stage delinquencies (accruing loans 30 – 89 days past due) remained nominal at 0.60 percent of loans outstanding. The allowance for loan losses remains strong at 3.04 percent compared with 3.10 percent the prior quarter and 3.25 percent the prior year when nonperforming assets peaked at $180.8 million.

The Company’s capital position remains strong with a total risk-based capital ratio of 18.9 percent at June 30, 2010, compared to 18.4 percent (estimated) at September 30, 2010. New loan growth has been concentrated in industries that have not been as significantly impacted by the recession and residential home purchase transactions. Accruing loans remained nearly unchanged at $1.194 billion at September 30, 2010, down only $15.9 million or 1.3 percent, as a result of loan production and less loans moving to nonaccrual status during the third quarter. Total loans outstanding declined year-over-year by $241.2 million or 16.0 percent.

Retail household growth for the entire year has improved as a result of the Company’s retail deposit program and more recently expanded efforts to attract new commercial deposit accounts. This quarter, new household acquisition was particularly strong with new personal checking retail relationships opened during the quarter up 19.1 percent from the same quarter a year ago and 14.1 percent from the second quarter. Likewise, new commercial business checking deposit relationships opened increased by 30.7 percent compared with the same quarter one year ago.

New personal checking relationships have increased as a result of our programs with improved market share, increased average services per household and decreased customer attrition. Since initial implementation in 2008, the acquisition of new retail checking deposit households and the average services per household have increased 32.4 percent and 37.0 percent, respectively.

Nonperforming assets (nonperforming loans and foreclosed and repossessed assets) continued to decline each quarter in 2010, down $8 million from the second quarter and $79 million lower compared to the prior year’s third quarter. During the third quarter 2010, the Company sold approximately $5.8 million in nonperforming loans and foreclosed properties. The sale included larger balance residential construction and land development loans. This quarter the Company eliminated its exposure to large residential construction and land development loans. Of the remaining small balance residential construction and land development loans of $21.3 million, $5.7 million are currently classified as nonperforming with an overall portfolio average balance of approximately $645,000.

“The virtual elimination of our exposure to residential construction and land development loans which produced the majority of loan losses over the past three years allows us to accelerate our focus on revenue growth and franchise enhancement”, said Dennis S. Hudson, III, Chairman and Chief Executive Officer of Seacoast. “As predicted, our effort to address the slumping housing market in Florida which began early, well ahead of the industry as a whole, has positioned us to be among the first in the state to emerge from its negative effects.”

Other results for third quarter 2010:

•	Total revenues (excluding securities gains, net) increased $444,000 linked-quarter to $21.3 million, an increase of 8.5 percent annualized.

•	Service charges on deposits accounts increased 16.3 percent linked-quarter annualized as a result of 4,238 new households over the first nine months, up 11.2 percent compared to last year.

•	Debit card income for the quarter totaled $810,000, up $136,000 or 20.2 percent compared to the prior year’s results, reflecting the growth in new deposit accounts.

•	Mortgage banking revenues grew as a result of expanded capacity and focused growth initiatives increasing year-over-year by $317,000 or 94.1 percent to $654,000 for the quarter.

•	Seacoast was the largest producer of residential mortgage purchase loans in its important and largest market, the Treasure Coast, for the first seven months of 2010.

•	Average checking and savings deposits grew 8.5 percent over the past year.

•	Noninterest bearing checking balances totaled 16.5 percent of average deposits at quarter-end compared with 15.8 percent the prior year.

•	Core deposits (total deposits excluding time deposits over $100,000 and brokered deposits) comprise 84.2 percent of deposits versus 78.6 percent a year ago.

•	Average cost of deposits totaled 0.84 percent, down 10 basis points from the second quarter of 2010 and 40 basis points lower compared to the prior year.

Noninterest expenses totaled $20.2 million, down $262,000 from the prior year’s third quarter. Year-to-date noninterest expenses totaled $62.8 million compared to $61.1 million (excluding goodwill impairment) a year ago, all of which was attributed to higher legal and professional fees (including non-recurring consulting fees totaling approximately $2.1 million for development and implementation assistance related to our strategic plan and enterprise risk management projects). The Company will continue to reduce its overhead and expects to implement cost saving measures in the last quarter of the year and the first quarter of 2011. The goal is to reduce core operating expenses (total noninterest expense less nonrecurring professional fees for consulting, credit related legal costs and other direct expenses associated with other real estate owned (“OREO”), and losses from sale of OREO, collectively noncore operating expenses) by $2 million to $2.5 million annually. Non-core operating expenses for the third quarter totaled $2.6 million, up from $1.1 million in the second quarter 2010. On a year-to-date basis, non-core operating expenses totaled $8.9 million in 2010 compared to $5.0 million in 2009. Core operating expenses totaled $17.7 million in the third quarter, slightly lower than the first and second quarter’s results of $18.1 million and $18.2 million, respectively. For the first nine months, core operating expenses totaled $53.9 million for 2010, down by $2.2 million from last year’s first nine month total of $56.1 million, primarily the result of full year impacts of last year’s branch consolidations.

Noninterest income, excluding securities gains and losses, increased 17.4 percent annualized when compared to the second quarter, reflecting increased revenues from service charges on deposit accounts, marine finance fees, wealth management, and mortgage banking fees offset by lower merchant income. As previously indicated, the improvement in market share and focus programs to grow retail and commercial customer households is beginning to produce increased revenues. While market uncertainty remains, we are seeing improvements across our business lines as we implement our “back to basics” community banking strategy. We expect seasonal revenue improvements in these fee-based businesses to continue in the fourth quarter.

The net interest margin increased by 8 basis points to 3.35 percent in the third quarter 2010 compared to the second quarter of 2010 primarily as a result of lower nonperforming assets and lower costs for interest bearing liabilities. Interest bearing deposit costs decreased 11 basis points to 1.01 percent in the third quarter 2010 and total interest bearing liabilities decreased from 1.17 percent for the second quarter to 1.09 percent in the third quarter. The mix in deposits continues to improve as new households are on-boarded with average checking and savings deposits (excluding all time deposits) rising to 67 percent from 60 percent a year ago. Checking and savings deposits totaled $1.134 billion at September 30, 2010, up $89 million or 8.5 percent compared to third quarter 2009. Total average deposits declined $47.4 million over the year to $1.691 billion due to a $136.2 million decline in average time deposits attributable to the planned runoff of brokered and single service time deposit customers.

The Company will host a conference call on Friday, October 22, 2010 at 9:00 a.m. (Eastern Time) to discuss its earnings results and business trends. Investors may call in (toll-free) by dialing (888) 517-2464 (access code: 5785075; leader: Dennis S. Hudson). Charts will be used during the conference call and may be accessed at Seacoast’s website at www.seacoastbanking.net by selecting “Presentations” under the heading “Investor Services”. A replay of the conference call will be available beginning the afternoon of October 22 by dialing (877) 213-9653 (domestic), using the passcode 5785075.

Alternatively, individuals may listen to the live webcast of the presentation by visiting the Company’s website at www.seacoastbanking.net. The link to the live audio webcast is located in the subsection “Presentations” under the heading “Investor Services”. Beginning the afternoon of October 22, 2010, an archived version of the webcast can be accessed from this same subsection of the website. This webcast will be archived and available for one year.

Seacoast, with approximately $2.0 billion in assets, is one of the largest independent commercial banking organizations in Florida. Seacoast has 39 offices in South and Central Florida and is headquartered on Florida’s Treasure Coast, which is one of the wealthiest areas in the nation.

Cautionary Notice Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, ability to realized deferred tax assets, cost savings, enhanced revenues, economic and seasonal conditions in our markets, and improvements to reported earnings that may be realized from cost controls and for integration of banks that we have acquired, as well as statements with respect to Seacoast’s objectives, expectations and intentions and other statements that are not historical facts. Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.

You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “support”, “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “further”, “point to,” “project,” “could,” “intend” or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality; governmental monetary and fiscal policies, as well as legislative, tax and regulatory changes; changes in accounting policies, rules and practices; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses. The risks of mergers and acquisitions, include, without limitation: unexpected transaction costs, including the costs of integrating operations; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; any changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers by competitors; as well as the difficulties and risks inherent with entering new markets.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2009 under “Special Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors”, and otherwise in our SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC’s Internet website at http://www.sec.gov.

FINANCIAL HIGHLIGHTS	(Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	Three Months Ended			Nine Months Ended
(Dollars in thousands,	September 30,			September 30,
except per share data)	2010	2009		2010	2009
Summary of Earnings
Net loss	$(7,638)	$(40,777)	$	(22,998)	$(108,537)
Net loss, available to common shareholders	(8,575)	(41,714)		(25,809)	(111,348)
Net interest income (1)	16,532	19,101		50,107	56,329
Performance Ratios
Return on average assets-GAAP basis (2), (3)	(1.47)%	(7.55)%		(1.46)%	(6.49)%
Return on average tangible assets (2),(3),(4)	(1.44)	(7.53)		(1.43)	(6.56)
Return on average shareholders’ equity–GAAP basis (2), (3)	(16.63)	(86.49)		(17.93)	(70.64)
Net interest margin (1), (2)	3.35	3.74		3.35	3.61
Per Share Data
Net loss diluted-GAAP basis	$(0.09)	$(1.21)	$	(0.36)	$(4.58)
Net loss basic-GAAP basis	(0.09)	(1.21)		(0.36)	(4.58)
Cash dividends declared	0.00	0.00		0.00	0.01

(1)	Calculated on a fully taxable equivalent basis using amortized cost.

(2)	These ratios are stated on an annualized basis and are not necessarily indicative of future periods.

(3)	The calculations of ROA and ROE do not include the mark-to-market unrealized gains (losses) because the unrealized gains (losses) are not included in net income (loss).

(4)	The Company believes that return on average assets and equity excluding the impacts of noncash amortization expense on intangible assets is a better measurement of the Company’s trend in earnings growth.

FINANCIAL HIGHLIGHTS	(Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	September 30,		Increase/
	2010	2009	(Decrease)
Credit Analysis
Net charge-offs year-to-date	$34,450	$63,791	(46.0)%
Net charge-offs to average loans	3.42%	5.25%	(34.9)
Loan loss provision year-to-date	$27,705	$83,253	(66.7)
Allowance to loans at end of period	3.04%	3.25%	(6.5)
Nonperforming loans	$69,519	$153,981	(54.9)
OREO	32,406	26,819	20.8

Total nonperforming assets	101,925	$180,800	(43.6)

Restructured loans (accruing)	$64,403	$16,061	301.0
Nonperforming assets to loans and other real estate owned at end of period	7.87%	11.80%	(33.3)
Nonperforming assets to total assets	5.06%	8.45%	(40.1)
Selected Financial Data
Total assets	$2,014,405	$2,139,915	(5.9)
Securities – Available for sale (at fair value)	426,931	342,742	24.6
Securities – Held for investment (at amortized cost)	23,500	19,296	21.8
Net loans	1,224,899	1,455,716	(15.9)
Deposits	1,637,030	1,761,287	(7.1)
Total shareholders’ equity	179,595	180,324	(0.4)
Common shareholders’ equity	133,659	135,638	(1.5)
Book value per share common	1.43	2.57	(44.4)
Tangible book value per share	1.89	3.33	(43.2)
Tangible common book value per share (5)	1.39	2.48	(44.0)
Average shareholders’ equity to average assets	8.15%	9.18%	(11.2)
Tangible common equity to tangible to assets (5),(6)	6.48	6.14	5.5
Average Balances (Year-to-Date)
Total assets	$2,103,204	$2,237,422	(6.0)
Less: intangible assets	3,695	37,928	(90.3)

Total average tangible assets	$2,099,509	$2,199,494	(4.5)

Total equity	$171,453	$205,439	(16.5)
Less: intangible assets	3,695	37,928	(90.3)

Total average tangible equity	$167,758	$167,511	0.1

(5) The Company defines tangible common equity as total shareholders equity less preferred stock and intangible assets.

(6)	The ratio of tangible common equity to tangible assets is a non-GAAP ratio used by the investment community to measure capital adequacy.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

		Three Months Ended						Nine Months Ended
			September 30,					September 30,
(Dollars in thousands, except per share data)		2010			2009			2010			2009
Interest on securities:
Taxable	$	3,344	$		4,276	$		10,397	$		12,495
Nontaxable		61			73			187			233
Interest and fees on loans		17,181			20,836			52,951			65,634
Interest on federal funds sold and other investments		252			163			763			420

Total Interest Income		20,838			25,348			64,298			78,782
Interest on deposits		865			1,133			3,343			4,784
Interest on time certificates		2,725			4,283			8,798			14,813
Interest on borrowed money		787			881			2,266			3,040

Total Interest Expense		4,377			6,297			14,407			22,637

Net Interest Income		16,461			19,051			49,891			56,145
Provision for loan losses		8,866			45,374			27,705			83,253

Net Interest Income (Loss) After Provision for Loan Losses		7,595			(26,323)			22,186			(27,108)
Noninterest income:
Service charges on deposit accounts		1,511			1,732			4,335			4,879
Trust income		500			517			1,467			1,555
Mortgage banking fees		654			337			1,539			1,324
Brokerage commissions and fees		306			326			849			1,095
Marine finance fees		330			249			979			925
Debit card income		810			674			2,349			1,955
Other deposit based EFT fees		71			73			246			252
Merchant income		322			371			1,200			1,355
Other income		297			348			998			1,074

		4,801			4,627			13,962			14,414
Securities gains, net		210			1,425			3,687			3,211

Total Noninterest Income		5,011			6,052			17,649			17,625
Noninterest expenses:
Salaries and wages		6,631			6,598			19,869			20,247
Employee benefits		1,367			1,362			4,564			4,881
Outsourced data processing costs		1,772			1,705			5,500			5,402
Telephone / data lines		383			472			1,184			1,415
Occupancy		1,928			2,072			5,781			6,283
Furniture and equipment		595			675			1,789			2,004
Marketing		577			639			2,146			1,548
Legal and professional fees		2,491			1,653			6,194			4,648
FDIC assessments		966			1,007			3,011			3,910
Amortization of intangibles		212			315			773			944
Asset dispositions expense		587			220			1,146			979
Net loss on other real estate owned and
repossessed assets		849			1,845			4,778			3,028
Goodwill impairment		0			0			0			49,813
Other		1,886			1,943			6,098			5,777

Total Noninterest Expenses		20,244			20,506			62,833			110,879
Loss Before Income Taxes		(7,638)			(40,777)			(22,998)			(120,362)
Provision for income taxes		0			0			0			(11,825)

Net Loss	$	(7,638)		$	(40,777)		$	(22,998)		$	(108,537)

Preferred Stock Dividends and Accretion on
Preferred Stock Discount		937			937			2,811			2,811

Net Loss Available to Common
Shareholders	$	(8,575)		$	(41,714)		$	(25,809)		$	(111,348)

Per share common stock:
Net loss diluted	$(0.09) $	(1.21) $	(0.36) $	(4.58)
Net loss basic	(0.09)	(1.21)	(0.36)	(4.58)
Cash dividends declared	0.00	0.00	0.00	0.01
Average diluted shares outstanding	93,388,715	34,571,200	70,878,230	24,299,915
Average basic shares outstanding	93,388,715	34,571,200	70,878,230	24,299,915

CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	September 30,	December 31,	September 30,
(Dollars in thousands)	2010	2009	2009
Assets
Cash and due from banks	$27,833	$32,200	$32,515
Interest bearing deposits with other banks	173,409	182,900	137,640

Total Cash and Cash Equivalents	201,242	215,100	170,155
Securities:
Available for sale (at fair value)	426,931	393,648	342,742
Held for investment (at amortized cost)	23,500	17,087	19,296

Total Securities	450,431	410,735	362,038
Loans available for sale	7,799	18,412	5,857
Loans, net of unearned income	1,263,346	1,397,503	1,504,566
Less: Allowance for loan losses	(38,447	(45,192)	(48,850)

Net Loans	1,224,899	1,352,311	1,455,716
Bank premises and equipment, net	36,689	38,932	42,143
Other real estate owned	32,406	25,385	26,819
Goodwill and other intangible assets	3,348	4,121	4,436
Other assets	57,591	86,319	72,751

	$2,014,405	$2,151,315	$2,139,915

Liabilities and Shareholders’ Equity
Liabilities
Deposits
Demand deposits (noninterest bearing)	$276,739	$268,789	$264,092
Savings deposits	814,098	838,288	788,154
Other time deposits	287,406	326,070	332,788
Brokered time certificates	11,788	38,656	55,469
Time certificates of $100,000 or more	246,999	307,631	320,784

Total Deposits	1,637,030	1,779,434	1,761,287
Federal funds purchased and securities sold under agreements to repurchase, maturing within 30 days		105,673	68,797
Borrowed funds	50,000	50,000	65,053
Subordinated debt	53,610	53,610	53,610
Other liabilities	31,648	10,663	10,844

	1,834,810	1,999,380	1,959,591
Shareholders’ Equity
Preferred stock – Series A	45,936	44,999	44,686
Common stock	9,345	5,887	5,285
Additional paid in capital	221,426	178,096	166,800
Retained earnings	(102,134	(78,200	(39,775)
Treasury stock	(1	(855	(1,181)

	174,572	149,927	175,815
Accumulated other comprehensive income, net	5,023	2,008	4,509

Total Shareholders’ Equity	179,595	151,935	180,324

	$2,014,405	$2,151,315	$2,139,915

Common Shares Outstanding	93,452,708	58,867,229	52,849,625

Note: The balance sheet at December 31, 2009 has been derived from the audited financial statements at that date.

CONSOLIDATED QUARTERLY FINANCIAL DATA (Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	Quarters
	2010
(Dollars in thousands, except per share data)	Third		Second		First

Net loss	$(7,638)		$(13,796)		$(1,564)
Operating Ratios
Return on average assets-GAAP basis (2),(3)		(1.47)%	(2.61)%			(0.30)%
Return on average tangible assets (2),(3),(4)	(1.44)		(2.58)		(0.26)
Return on average shareholders’ equity GAAP basis (2),(3)	(16.63)		(30.73)		(4.18)
Net interest margin (1),(2)	3.35		3.27		3.48
Average equity to average assets	8.83		8.49		7.13
Credit Analysis
Net charge-offs	$10,700		$20,209		$3,541
Net charge-offs to average loans	3.29	%	5.95	%	1.03	%
Loan loss provision	$8,866		$16,771		$2,068
Allowance to loans at end of period	3.04	%	3.10	%	3.18	%
Restructured Loans (accruing)	$64,403		$64,876		$60,032
Nonperforming loans	$69,519		$90,885		$96,321
OREO	32,406		19,018		19,076

Nonperforming assets	$101,925		$109,903		$115,397

Nonperforming assets to loans and other real estate owned at end of period	7.87	%	8.33	%	8.29	%
Nonperforming assets to total assets	5.06		5.25		5.44
Nonaccrual loans and accruing loans 90 days or more past due to loans outstanding at end of period	5.50		6.99		7.03
Per Share Common Stock
Net loss diluted-GAAP basis	$(0.09)		$(0.25)		$(0.04)
Net loss basic-GAAP basis	(0.09)		(0.25)		(0.04)
Cash dividends declared	0.00		0.00		0.00
Book value per share	1.43		1.51		1.80
Average Balances
Total assets	$2,062,857		$2,120,388		$2,127,074
Less: Intangible assets	3,452		3,669		3,969

Total average tangible assets	$2,059,405		$2,116,719		$2,123,105

Total equity	$182,202		$180,093		$151,731
Less: Intangible assets	3,452		3,669		3,969

Total average tangible equity	$178,750		$176,424		$147,762

(1)	Calculated on a fully taxable equivalent basis using amortized cost.

(2)	These ratios are stated on an annualized basis and are not necessarily indicative of future periods.

(3)	The calculations of ROA and ROE do not include the mark-to-market unrealized gains (losses) on available for sale securities because the unrealized gains (losses) are not included in net income (loss).

(4)	The Company believes that return on average assets and equity excluding the impacts of noncash amortization expense on intangible assets is a better measurement of the Company’s trend in earnings growth.

CONSOLIDATED QUARTERLY FINANCIAL DATA (Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES (Continued)

	Quarters
	2009		Last 12
(Dollars in thousands, except per share data)	Fourth		Months

Net loss	$(38,149)		$(61,147)
Operating Ratios
Return on average assets-GAAP basis (2),(3)	(6.91)%		(2.88)%
Return on average tangible assets (2),(3),(4)	(6.89)		(2.85)
Return on average shareholders’ equity GAAP
basis (2),(3)	(84.51)		(35.27)
Net interest margin (1),(2)	3.37		3.35
Average equity to average assets	8.18		8.16
Credit Analysis
Net charge-offs	$45,172		$79,622
Net charge-offs to average loans	12.12	%	5.76%
Loan loss provision	$41,514		$69,219
Allowance to loans at end of period	3.23	%
Restructured Loans (accruing)	57,433
Nonperforming loans	97,876
OREO	25,385

Nonperforming assets	123,261

Nonperforming assets to loans and other real estate owned at end of period	8.66	%
Nonperforming assets to total assets	5.73
Nonaccrual loans and accruing loans 90 days or more past due to loans outstanding at end of period	7.01
Per Share Common Stock
Net loss diluted-GAAP basis	(0.73)		$(0.97)
Net loss basic-GAAP basis	(0.73)		(0.97)
Cash dividends declared	0.00		0.00
Book value per share	1.82
Average Balances
Total assets	$2,189,699
Less: Intangible assets	4,274

Total average tangible assets	$2,185,425

Total equity	$179,093
Less: Intangible assets	4,274

Total average tangible equity	$174,819

(1)	Calculated on a fully taxable equivalent basis using amortized cost.

(2)	These ratios are stated on an annualized basis and are not necessarily indicative of future periods.

(3)	The calculations of ROA and ROE do not include the mark-to-market unrealized gains (losses) on available for sale securities because the unrealized gains (losses) are not included in net income (loss).

(4)	The Company believes that return on average assets and equity excluding the impacts of noncash amortization expense on intangible assets is a better measurement of the Company’s trend in earnings growth.

CONSOLIDATED QUARTERLY FINANCIAL DATA (Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

(Dollars in thousands)

	September 30,	December 31,	September 30,
SECURITIES	2010	2009	2009
U.S. Treasury and U.S. Government Agencies	$4,226	$3,688	$1,198
Mortgage-backed	417,914	384,864	336,168
Obligations of states and political subdivisions	1,756	2,063	2,102
Other securities	3,035	3,033	3,274
Securities – Available for Sale	426,931	393,648	342,742
Mortgage-backed	20,752	12,853	14,589
Obligations of states and political subdivisions	2,748	4,234	4,707

Securities — Held for Investment	23,500	17,087	19,296

Total Securities	$450,431	$410,735	$362,038

	September 30,	December 31,	September 30,
LOANS	2010	2009	2009

Construction and land development	$92,149	$162,868	$228,111
Real estate mortgage	1,064,739	1,109,077	1,143,476
Installment loans to individuals	52,192	64,024	66,739
Commercial and financial	53,982	61,058	65,954
Other loans	284	476	286

Total Loans	$1,263,346	$1,397,503	$1,504,566

AVERAGE BALANCES, YIELDS AND RATES (1) (Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	2010					2009
	Third Quarter			Second Quarter		Third Quarter

	Average	Yield/		Average	Yield/	Average	Yield/
(Dollars in thousands)	Balance	Rate		Balance	Rate	Balance	Rate

Assets
Earning assets:
Securities:
Taxable	$402,970	3.32	%	$388,538	3.42%	$348,770	4.90	%
Nontaxable	5,463	6.81		5,703	6.10	6,742	6.59

Total Securities	408,433	3.37		394,241	3.46	355,512	4.93
Federal funds sold and other
investments	259,492	0.39		267,380	0.41	97,215	0.67
Loans, net	1,291,879	5.29		1,361,343	5.19	1,571,186	5.26

Total Earning Assets	1,959,804	4.23		2,022,964	4.22	2,023,913	4.98
Allowance for loan losses	(40,434)			(42,415)		(43,124)
Cash and due from banks	27,311			28,559		28,614
Premises and equipment	37,421			38,182		42,636
Other assets	78,755			73,098		90,189

	$2,062,857			$2,120,388		$2,142,228

Liabilities and Shareholders’ Equity
Interest-bearing liabilities:
NOW	$73,188	0.28	%	$52,258	0.36%	$50,662	0.51	%
Savings deposits	107,241	0.15		105,984	0.23	102,429	0.28
Money market accounts	675,273	0.46		726,018	0.62	618,240	0.64
Time deposits	556,395	1.94		574,658	1.99	692,616	2.45
Federal funds purchased and other short term borrowings	75,085	0.29		86,836	0.28	86,264	0.33
Other borrowings	103,610	2.80		103,610	2.65	118,745	2.71

Total Interest-Bearing Liabilities	1,590,792	1.09		1,649,364	1.17	1,668,956	1.50
Demand deposits
(noninterest-bearing)	278,424			279,960		273,972
Other liabilities	11,439			10,971		12,243

Total Liabilities	1,880,655			1,940,295		1,955,171
Shareholders’ equity	182,202			180,093		187,057

	$2,062,857			$2,120,388		$2,142,228

Interest expense as a % of earning assets		0.89	%		0.96%		1.23	%
Net interest income as a % of earning assets		3.35			3.27		3.74

(1)	On a fully taxable equivalent basis. All yields and rates have been computed on an annualized basis using amortized cost. Fees on loans have been included in interest on loans. Nonaccrual loans are included in loan balances.

QUARTERLY TRENDS – LOANS AT END OF PERIOD (Dollars in Millions) (Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

		2008
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Construction and Land Development
Residential:
Condominiums	>$4 million	$30.6	$26.3	$19.6	$8.6
	<$4 million	26.6	21.1	13.0	8.8
Town homes	>$4 million	19.4	17.1	17.1	—
	<$4 million	4.4	2.9	4.6	6.1
Single Family Residences	>$4 million	20.8	21.2	13.5	11.9
	<$4 million	35.9	28.3	23.7	14.9
Single Family Land & Lots	>$4 million	85.1	64.3	40.3	22.1
	<$4 million	27.0	30.8	29.9	30.7
Multifamily	>$4 million	7.8	7.8	7.8	7.8
	<$4 million	24.8	26.2	22.9	19.0

TOTAL	>$4 million	163.7	136.7	98.3	50.4
TOTAL	<$4 million	118.7	109.3	94.1	79.5
GRAND TOTAL		$282.4	$246.0	$192.4	$129.9

QUARTERLY TRENDS – LOANS AT END OF PERIOD (Dollars in Millions)
(Unaudited) (continued)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

		2009
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Construction and Land Development
Residential:
Condominiums	>$4 million	$8.4	$7.9	$5.3	$—
	<$4 million	7.9	8.8	3.7	6.1
Town homes	>$4 million	—	—	—	—
	<$4 million	4.2	2.3	—	—
Single Family Residences	>$4 million	6.6	6.5	—	—
	<$4 million	13.9	10.3	7.1	4.1
Single Family Land & Lots	>$4 million	21.8	21.8	5.9	5.9
	<$4 million	29.6	21.5	19.5	16.6
Multifamily	>$4 million	7.8	7.8	6.6	6.6
	<$4 million	17.0	9.8	9.5	8.3

TOTAL	>$4 million	44.6	44.0	17.8	12.5
TOTAL	<$4 million	72.6	52.7	39.8	35.1
GRAND TOTAL		$117.2	$96.7	$57.6	$47.6

QUARTERLY TRENDS – LOANS AT END OF PERIOD (Dollars in Millions)
(Unaudited) (continued)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

		2010			Nonperforming
Construction and Land Development		1st Qtr	2nd Qtr	3rd Qtr	3rd Qtr	Number

Residential:
Condominiums	>$4 million	$—	$—	$—	$—	—
	<$4 million	0.9	0.9	0.9	0.9	1
Town homes	>$4 million	—	—	—	—	—
	<$4 million	—	—	—	—	—
Single Family	Residences	>$4 million	—	—	—	—	—
	<$4 million	3.9	3.6	3.8	0.3	4
Single Family	Land & Lots	>$4 million	5.9	5.9	—	—	—
	<$4 million	15.7	9.6	10.3	3.5	11
Multifamily	>$4 million	6.6	4.3	—	—	—
	<$4 million	8.1	8.2	6.3	1.0	2

TOTAL	>$4 million	12.5	10.2	—	—	—
TOTAL	<$4 million	28.6	22.3	21.3	5.7	18
GRAND TOTAL		$41.1	$32.5	$21.3	$5.7	18

QUARTERLY TRENDS – LOANS AT END OF PERIOD (Dollars in Millions) (Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Construction and land development
Residential
Condominiums	$57.2	$47.4	$32.6	$17.4
Townhomes	23.8	20.0	21.7	6.1
Single family residences	56.7	49.5	37.2	26.8
Single family land and lots	112.1	95.1	70.2	52.8
Multifamily	32.6	34.0	30.7	26.8

	282.4	246.0	192.4	129.9
Commercial
Office buildings	29.1	31.1	27.8	17.3
Retail trade	60.4	63.6	68.5	68.7
Land	92.5	75.4	73.9	73.3
Industrial	16.9	20.8	20.7	13.3
Healthcare	1.0	1.0	—	—
Churches and educational facilities	—	0.1	—	—
Lodging	—	—	—	—
Convenience stores	1.8	—	—	—
Marina	26.8	28.9	30.5	30.7
Other	11.3	6.3	5.4	6.0

	239.8	227.2	226.8	209.3
Individuals
Lot loans	39.4	40.0	38.4	35.7
Construction	32.4	27.1	27.4	20.3

	71.8	67.1	65.8	56.0

Total construction and land development	594.0	540.3	485.0	395.2
Real estate mortgages
Residential real estate
Adjustable	317.6	318.8	316.5	329.0
Fixed rate	89.1	90.2	93.4	95.5
Home equity mortgages	91.7	93.1	84.3	84.8
Home equity lines	56.3	59.4	59.7	58.5

	554.7	561.5	553.9	567.8
Commercial real estate
Office buildings	144.3	142.3	143.6	146.4
Retail trade	83.8	93.5	101.6	111.9
Land	—	—	0.6	—
Industrial	104.3	93.3	92.2	94.7
Healthcare	39.9	33.6	31.6	29.2
Churches and educational facilities	40.2	36.5	35.6	35.2
Recreation	2.8	1.8	1.8	1.7
Multifamily	20.0	19.1	19.2	27.2
Mobile home parks	3.2	3.1	3.1	3.0
Lodging	27.9	28.0	26.7	26.6
Restaurant	8.0	9.0	8.6	6.2
Agricultural	12.4	9.0	8.7	8.5
Convenience stores	23.1	24.9	23.6	23.5
Other	40.1	41.6	42.5	43.6

	550.0	535.7	539.4	557.7

Total real estate mortgages	1,104.7	1,097.2	1,093.3	1,125.5
Commercial & financial	93.9	94.8	88.5	82.8
Installment loans to individuals
Automobile and trucks	24.1	23.0	21.9	20.8
Marine loans	33.3	25.2	26.0	26.0
Other	27.5	27.9	27.4	26.1

	84.9	76.1	75.3	72.9
Other	0.5	0.4	0.5	0.3

	$1,878.0	$1,808.8	$1,742.6	$1,676.7

QUARTERLY TRENDS – LOANS AT END OF PERIOD (Dollars in Millions) (Unaudited)
(continued)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Construction and land development
Residential
Condominiums	$16.3	$16.7	$9.0	$6.1
Townhomes	4.2	2.3	—	—
Single family residences	20.5	16.8	7.1	4.1
Single family land and lots	51.4	43.3	25.4	22.5
Multifamily	24.8	17.6	16.1	14.9

	117.2	96.7	57.6	47.6
Commercial
Office buildings	17.4	13.8	13.8	13.9
Retail trade	70.0	55.9	23.0	3.9
Land	60.9	51.2	50.8	45.6
Industrial	9.0	8.5	8.2	2.5
Healthcare	5.7	6.0	4.8	4.8
Churches and educational facilities	—	—	—	—
Lodging	0.6	—	—	—
Convenience stores	—	—	—	—
Marina	31.6	30.0	28.1	6.8
Other	6.2	1.4	—	—

	201.4	166.8	128.7	77.5
Individuals
Lot loans	34.0	32.4	30.7	29.3
Construction	16.2	11.8	11.1	8.5

	50.2	44.2	41.8	37.8

Total construction and land development	368.8	307.7	228.1	162.9
Real estate mortgages
Residential real estate
Adjustable	333.1	328.0	325.9	289.4
Fixed rate	90.8	90.6	89.5	88.6
Home equity mortgages	85.5	83.8	83.9	86.8
Home equity lines	60.3	60.1	59.7	60.1

	569.7	562.5	559.0	524.9
Commercial real estate
Office buildings	140.6	141.6	144.2	132.3
Retail trade	109.1	120.0	151.4	164.6
Land	—	—	—	—
Industrial	95.3	93.0	89.3	88.4
Healthcare	28.3	30.9	25.4	24.7
Churches and educational facilities	34.8	34.6	30.8	29.6
Recreation	1.7	1.4	3.3	3.0
Multifamily	27.2	31.7	35.1	29.7
Mobile home parks	3.0	5.6	5.6	5.4
Lodging	26.3	26.3	25.6	25.5
Restaurant	6.1	5.1	5.0	4.7
Agricultural	8.2	11.8	12.0	11.7
Convenience stores	23.3	23.2	22.8	22.1
Other	43.0	47.6	34.0	42.4

	546.9	572.8	584.5	584.1

Total real estate mortgages	1,116.6	1,135.3	1,143.5	1,109.0
Commercial & financial	75.5	71.8	66.0	61.1
Installment loans to individuals
Automobile and trucks	19.4	18.0	16.6	15.3
Marine loans	26.3	26.9	26.8	26.4
Other	25.7	24.3	23.3	22.3

	71.4	69.2	66.7	64.0
Other	0.3	0.3	0.3	0.5

	$1,632.6	$1,584.3	$1,504.6	$1,397.5

QUARTERLY TRENDS – LOANS AT END OF PERIOD (Dollars in Millions) (Unaudited)
(continued)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	2010
	1st Qtr	2nd Qtr	3rd Qtr

Construction and land development
Residential
Condominiums	$0.9	$0.9	$0.9
Townhomes	—	—	—
Single family residences	3.9	3.6	3.8
Single family land and lots	21.6	15.5	10.3
Multifamily	14.7	12.5	6.3

	41.1	32.5	21.3
Commercial
Office buildings	13.7	—	—
Retail trade	3.9	—	—
Land	45.7	38.5	35.1
Industrial	2.5	0.3	0.3
Healthcare	—	—	—
Churches and educational facilities	—	—	—
Lodging	—	—	—
Convenience stores	—	—	—
Marina	6.8	—	—
Other	—	—	—

	72.6	38.8	35.4
Individuals
Lot loans	28.9	27.4	26.3
Construction	8.7	8.2	9.1

	37.6	35.6	35.4

Total construction and land development	151.3	106.9	92.1
Real estate mortgages
Residential real estate
Adjustable	290.5	295.9	300.9
Fixed rate	87.6	86.0	84.1
Home equity mortgages	89.1	79.0	74.4
Home equity lines	60.1	58.8	58.4

	527.3	519.7	517.8
Commercial real estate
Office buildings	131.1	128.2	122.9
Retail trade	163.5	155.9	152.0
Land	—	—	—
Industrial	81.7	84.0	79.8
Healthcare	29.1	29.4	29.0
Churches and educational facilities	29.1	28.5	29.4
Recreation	3.0	3.0	2.9
Multifamily	25.3	23.6	23.2
Mobile home parks	5.3	2.6	2.6
Lodging	23.5	23.4	22.1
Restaurant	4.7	4.6	4.5
Agricultural	11.4	10.8	10.7
Convenience stores	22.3	21.0	18.9
Other	41.0	47.8	48.9

	571.0	562.8	546.9

Total real estate mortgages	1,098.3	1,082.5	1,064.7
Commercial & financial	62.1	49.9	54.0
Installment loans to individuals
Automobile and trucks	14.4	12.9	11.6
Marine loans	25.3	27.3	19.7
Other	21.7	20.8	20.9

	61.4	61.0	52.2
Other	0.2	0.3	0.3

	$1,373.3	$1,300.6	$1,263.3

QUARTERLY TRENDS – INCREASE (DECREASE) IN LOANS BY QUARTER (Unaudited)
(Dollars in Millions)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Construction and land development
Residential
Condominiums	$(3.0)	$(9.8)	$(14.8)	$(15.2)
Townhomes	(1.2)	(3.8)	1.7	(15.6)
Single family residences	(2.3)	(7.2)	(12.3)	(10.4)
Single family land and lots	(4.3)	(17.0)	(24.9)	(17.4)
Multifamily	(1.9)	1.4	(3.3)	(3.9)

	(12.7)	(36.4)	(53.6)	(62.5)
Commercial
Office buildings	(1.8)	2.0	(3.3)	(10.5)
Retail trade	(8.6)	3.2	4.9	0.2
Land	9.9	(17.1)	(1.5)	(0.6)
Industrial	3.9	3.9	(0.1)	(7.4)
Healthcare	—	—	(1.0)	—
Churches and educational facilities	—	0.1	(0.1)	—
Lodging	(11.2)	—	—	—
Convenience stores	0.1	(1.8)	—	—
Marina	3.7	2.1	1.6	0.2
Other	1.4	(5.0)	(0.9)	0.6

	(2.6)	(12.6)	(0.4)	(17.5)
Individuals
Lot loans	—	0.6	(1.6)	(2.7)
Construction	(0.3)	(5.3)	0.3	(7.1)

	(0.3)	(4.7)	(1.3)	(9.8)

Total construction and land development	(15.6)	(53.7)	(55.3)	(89.8)
Real estate mortgages
Residential real estate
Adjustable	(1.9)	1.2	(2.3)	12.5
Fixed rate	1.6	1.1	3.2	2.1
Home equity mortgages	0.3	1.4	(8.8)	0.5
Home equity lines	(2.8)	3.1	0.3	(1.2)

	(2.8)	6.8	(7.6)	13.9
Commercial real estate
Office buildings	12.6	(2.0)	1.3	2.8
Retail trade	7.6	9.7	8.1	10.3
Land	(5.3)	—	0.6	(0.6)
Industrial	(1.2)	(11.0)	(1.1)	2.5
Healthcare	7.5	(6.3)	(2.0)	(2.4)
Churches and educational facilities	—	(3.7)	(0.9)	(0.4)
Recreation	(0.2)	(1.0)	—	(0.1)
Multifamily	6.2	(0.9)	0.1	8.0
Mobile home parks	(0.7)	(0.1)	—	(0.1)
Lodging	5.2	0.1	(1.3)	(0.1)
Restaurant	(0.2)	1.0	(0.4)	(2.4)
Agricultural	(0.5)	(3.4)	(0.3)	(0.2)
Convenience stores	(0.1)	1.8	(1.3)	(0.1)
Other	1.8	1.5	0.9	1.1

	32.7	(14.3)	3.7	18.3

Total real estate mortgages	29.9	(7.5)	(3.9)	32.2
Commercial & financial	(32.8)	0.9	(6.3)	(5.7)
Installment loans to individuals
Automobile and trucks	(0.9)	(1.1)	(1.1)	(1.1)
Marine loans	0.1	(8.1)	0.8	—
Other	(0.7)	0.4	(0.5)	(1.3)

	(1.5)	(8.8)	(0.8)	(2.4)
Other	(0.4)	(0.1)	0.1	(0.2)

	$(20.4)	$(69.2)	$(66.2)	$(65.9)

QUARTERLY TRENDS – INCREASE (DECREASE) IN LOANS BY QUARTER (Unaudited) (Dollars
in Millions) (Continued)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Construction and land development
Residential
Condominiums	$(1.1)	$0.4	$(7.7)	$(2.9)
Townhomes	(1.9)	(1.9)	(2.3)	—
Single family residences	(6.3)	(3.7)	(9.7)	(3.0)
Single family land and lots	(1.4)	(8.1)	(17.9)	(2.9)
Multifamily	(2.0)	(7.2)	(1.5)	(1.2)

	(12.7)	(20.5)	(39.1)	(10.0)
Commercial
Office buildings	0.1	(3.6)	—	0.1
Retail trade	1.3	(14.1)	(32.9)	(19.1)
Land	(12.4)	(9.7)	(0.4)	(5.2)
Industrial	(4.3)	(0.5)	(0.3)	(5.7)
Healthcare	5.7	0.3	(1.2)	—
Churches and educational
facilities	—	—	—	—
Lodging	0.6	(0.6)	—	—
Convenience stores	—	—	—	—
Marina	0.9	(1.6)	(1.9)	(21.3)
Other	0.2	(4.8)	(1.4)	—

	(7.9)	(34.6)	(38.1)	(51.2)
Individuals
Lot loans	(1.7)	(1.6)	(1.7)	(1.4)
Construction	(4.1)	(4.4)	(0.7)	(2.6)

	(5.8)	(6.0)	(2.4)	(4.0)
Total construction and land
development	(26.4)	(61.1)	(79.6)	(65.2)
Real estate mortgages
Residential real estate
Adjustable	4.1	(5.1)	(2.1)	(36.5)
Fixed rate	(4.7)	(0.2)	(1.1)	(0.9)
Home equity mortgages	0.7	(1.7)	0.1	2.9
Home equity lines	1.8	(0.2)	(0.4)	0.4

	1.9	(7.2)	(3.5)	(34.1)
Commercial real estate
Office buildings	(5.8)	1.0	2.6	(11.9)
Retail trade	(2.8)	10.9	31.4	13.2
Land	—	—	—	—
Industrial	0.6	(2.3)	(3.7)	(0.9)
Healthcare	(0.9)	2.6	(5.5)	(0.7)
Churches and educational
facilities	(0.4)	(0.2)	(3.8)	(1.2)
Recreation	—	(0.3)	1.9	(0.3)
Multifamily	—	4.5	3.4	(5.4)
Mobile home parks	—	2.6	—	(0.2)
Lodging	(0.3)	—	(0.7)	(0.1)
Restaurant	(0.1)	(1.0)	(0.1)	(0.3)
Agricultural	(0.3)	3.6	0.2	(0.3)
Convenience stores	(0.2)	(0.1)	(0.4)	(0.7)
Other	(0.6)	4.6	(13.6)	8.4

	(10.8)	25.9	11.7	(0.4)

Total real estate mortgages	(8.9)	18.7	8.2	(34.5)
Commercial & financial	(7.3)	(3.7)	(5.8)	(4.9)
Installment loans to individuals
Automobile and trucks	(1.4)	(1.4)	(1.4)	(1.3)
Marine loans	0.3	0.6	(0.1)	(0.4)
Other	(0.4)	(1.4)	(1.0)	(1.0)

	(1.5)	(2.2)	(2.5)	(2.7)
Other	—	—	—	0.2

	$(44.1)	$(48.3)	$(79.7)	$(107.1)

QUARTERLY TRENDS – INCREASE (DECREASE) IN LOANS BY QUARTER (Unaudited)
(Dollars in Millions) (Continued)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	2010
	1st Qtr	2nd Qtr	3rd Qtr

Construction and land development
Residential
Condominiums	$(5.2)	$—	$—
Townhomes	—	—	—
Single family residences	(0.2)	(0.3)	0.2
Single family land and lots	(0.9)	(6.1)	(5.2)
Multifamily	(0.2)	(2.2)	(6.2)

	(6.5)	(8.6)	(11.2)
Commercial
Office buildings	(0.2)	(13.7)	—
Retail trade	—	(3.9)	—
Land	0.1	(7.2)	(3.4)
Industrial	—	(2.2)	—
Healthcare	(4.8)	—	—
Churches and educational
facilities	—	—	—
Lodging	—	—	—
Convenience stores	—	—	—
Marina	—	(6.8)	—
Other	—	—	—

	(4.9)	(33.8)	(3.4)
Individuals
Lot loans	(0.4)	(1.5)	(1.1)
Construction	0.2	(0.5)	0.9

	(0.2)	(2.0)	(0.2)
Total construction and land
development	(11.6)	(44.4)	(14.8)
Real estate mortgages
Residential real estate
Adjustable	1.1	5.4	5.0
Fixed rate	(1.0)	(1.6)	(1.9)
Home equity mortgages	2.3	(10.1)	(4.6)
Home equity lines	—	(1.3)	(0.4)

	2.4	(7.6)	(1.9)
Commercial real estate
Office buildings	(1.2)	(2.9)	(5.3)
Retail trade	(1.1)	(7.6)	(3.9)
Land	—	—	—
Industrial	(6.7)	2.3	(4.2)
Healthcare	4.4	0.3	(0.4)
Churches and educational
facilities	(0.5)	(0.6)	0.9
Recreation	—	—	(0.1)
Multifamily	(4.4)	(1.7)	(0.4)
Mobile home parks	(0.1)	(2.7)	—
Lodging	(2.0)	(0.1)	(1.3)
Restaurant	—	(0.1)	(0.1)
Agricultural	(0.3)	(0.6)	(0.1)
Convenience stores	0.2	(1.3)	(2.1)
Other	(1.4)	6.8	1.1

	(13.1)	(8.2)	(15.9)

Total real estate mortgages	(10.7)	(15.8)	(17.8)
Commercial & financial	1.0	(12.2)	4.1
Installment loans to individuals
Automobile and trucks	(0.9)	(1.5)	(1.3)
Marine loans	(1.1)	2.0	(7.6)
Other	(0.6)	(0.9)	0.1

	(2.6)	(0.4)	(8.8)
Other	(0.3)	0.1	—

	$(24.2)	$(72.7)	$(37.3)